EXHIBIT 10.1

TWELFTH SUPPLEMENTAL INDENTURE

from

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

to

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE

_________________________________

Dated as of September 1, 2015

Supplemental to Indenture of Mortgage

and Deed of Trust from

Yankee Gas Services Company to

The Bank of New York Mellon Trust Company, N.A. (formerly known as

The Bank of New York Trust Company, N.A., successor to

The Bank of New York, successor to
Fleet National Bank, formerly known as

The Connecticut National Bank), Trustee,

dated as of July 1, 1989, as amended and restated as of January 1, 2014

TWELFTH SUPPLEMENTAL INDENTURE

TWELFTH SUPPLEMENTAL INDENTURE, dated as of September 1, 2015, between YANKEE GAS SERVICES COMPANY, a specially chartered Connecticut corporation, doing business as Eversource Energy (herein called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking corporation, successor as trustee to The Bank of New York, as successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (the “Trustee”) under the Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989, as amended and restated as of January 1, 2014, including any and all indentures and instruments supplemental thereto, including, without limitation, this Twelfth Supplemental Indenture, being herein called the “Indenture”);

WHEREAS, pursuant to Sections 201, 301, 401, 1301(b) and 1301(f) of the Indenture, the Company desires to provide for the issuance of a new series of Securities which Securities will be secured by and entitled to the benefits of the Indenture, and to add to its covenants and agreements contained in the Indenture certain other covenants and agreements; and

WHEREAS, all acts and things necessary to make this Twelfth Supplemental Indenture a valid, binding and legal instrument have been performed, and the issuance of the new series of Securities, subject to the terms of the Indenture, has been duly authorized by the Board of Directors of the Company and approved by the Connecticut Public Utilities Regulatory Authority (“PURA”), and the Company has requested and hereby requests the Trustee to enter into and join the Company in the execution and delivery of this Twelfth Supplemental Indenture;

NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Securities, including the new series of Securities hereunder issued, and the performance of the covenants therein and herein contained and to declare the terms and conditions on which all such Outstanding Securities are secured, and in consideration of the premises and of the purchase of the Securities by the Holders thereof, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property which is expressly excepted from the lien hereof in the Indenture, and including, without limitation, all property, rights, privileges and franchises particularly described in the Indenture, and eleven Supplemental Indentures thereto dated respectively as of April 1, 1992, December 1, 1992, June 1, 1995, April 1, 1997, January 1, 1999, January 1, 2004, November 1, 2004, July 1, 2005, October 1, 2008, April 1, 2010, and January 1, 2014, and, in addition, all the property, rights, privileges and franchises particularly described in Schedule A annexed to this Twelfth Supplemental Indenture, which are hereby made a part of, and deemed to be described herein, as fully as if set forth herein at length.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Mortgaged Property), being herein collectively called “Mortgaged Property”) unto the Trustee and its successors and assigns forever.

SUBJECT, HOWEVER, to Permitted Liens (as defined in Section 101 of the Indenture).

BUT IN TRUST, NEVERTHELESS, for the proportionate and equal benefit and security of the Holders from time to time of all the Outstanding Securities without any preference or priority of any such Security over any other such Security.

UPON CONDITION that, until the happening of an Event of Default (as defined in Section 901 of the Indenture) and subject to the provisions of Article Sixteen of the Indenture, the Company shall be permitted to possess and use the Mortgaged Property, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee, and to receive and use the rents, issues, profits, revenues and other income of the Mortgaged Property.

AND IT IS HEREBY COVENANTED AND DECLARED that all the Series M Bonds are to be authenticated and delivered and the Mortgaged Property is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01.

Terms from the Indenture.  All defined terms used in this Twelfth Supplemental Indenture and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

Section 1.02.

References are to Twelfth Supplemental Indenture.  Unless the context otherwise requires, all references herein to “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Twelfth Supplemental Indenture, and the words “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Twelfth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision hereof or to the Indenture.

Section 1.03.

Consent to Amendment and Restatement of Indenture.  Each holder of a Series M Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented,  without  the  need  for any  further action or consent by such holder, to the amendment and restatement of the Indenture in the form set forth in Exhibit B to the 11th Supplemental Indenture, dated as of January 1, 2014.

ARTICLE II

SERIES M BONDS

Section 2.01.

Designation; Amount.  There is hereby created and shall be outstanding under and secured by the Indenture a series of Securities entitled “First Mortgage Bonds, 3.35% Series M, Due 2025” (herein called the “Series M Bonds” or “Bonds”), limited in aggregate principal amount at any one time outstanding to Seventy-Five Million Dollars ($75,000,000).

Section 2.02.

Form of Series M Bonds.  The form of the Series M Bonds shall be substantially as set forth in Exhibit A hereto with such insertions, omissions, substitutions and variations as may be determined by the officers executing the same as evidenced by their execution thereof.

The Series M Bonds shall be issued as fully registered Securities in denominations of $500,000 or any amount in excess thereof which is an integral multiple of $250,000 (except as may be necessary to reflect any principal amount not evenly divisible by $250,000 remaining after any partial redemption), or in such other denominations as the Trustee may approve.  The Series M Bonds shall be numbered M-1 and consecutively upwards, or in any other manner deemed appropriate by the Company.

Section 2.03.

Provisions of Series M Bonds; Interest Accrual. The Series M Bonds shall mature on September 1, 2025, and shall bear interest, payable semiannually on the first day of March and September of each year, commencing March 1, 2016, at the rate of 3.35% per annum.  The interest on the Series M Bonds shall be payable without presentation of such Series M Bonds; and such interest to be paid only to or upon the written order of the registered Holders thereof of record at the applicable record date (as hereinafter defined).  The Series M Bonds shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

Each Series M Bond authenticated in accordance with the terms of this Twelfth Supplemental Indenture shall be dated as of September 1, 2015 and shall bear interest on the principal amount thereof from such date until the maturity date unless redeemed pursuant to Section 2.05.  Interest on the Series M Bonds shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any such period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any Series M Bond is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Series M Bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date,  then  such defaulted interest  shall  be paid to the person in whose name such Series M Bond is registered on the Business Day immediately preceding the date of such payment.  The term “record date” as used in this Section with respect to any regular interest payment (i.e. March 1 or September 1) shall mean the February 15 or August 15, as the case may be, next preceding such interest payment date, or if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Notwithstanding the otherwise applicable provisions of the Indenture, the principal and the redemption price of, and interest on, the Series M Bonds shall be payable by Federal funds bank wire transfer of immediately available funds so long as required by Section 5.1 of the Bond Purchase Agreements, each dated September 10, 2015, between the Company and the initial purchasers of the Series M Bonds (the “Bond Purchase Agreements”) or, in the event such section shall no longer be applicable, at the office or agency of the Company in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public or private debts.

Section 2.04.

No Sinking Fund; No Mandatory Scheduled Redemptions Prior to Final Maturity.  The Series M Bonds shall not be subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

Section 2.05.

Optional Redemption.  The Series M Bonds are subject to redemption at the option of the Company, prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Indenture, upon not less than thirty (30) days’ and not more than sixty (60) days’ prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  Such notice shall specify (a) the date of such redemption, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable, (d) the estimated premium, calculated as of the day such notice is given and (e) the accrued interest applicable to such redemption.  Such notice of redemption shall also certify all facts, if any, which are conditions precedent to any such redemption and shall conform to the requirements in the Indenture.  Notice of redemption having been so given, the aggregate principal amount of the Series M Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice (unless the notice is made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  Two Business Days prior to the redemption date specified in such notice of optional redemption, the Company shall provide the Trustee and each Holder of a Series M Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second Business Day prior the redemption date, and a reasonably detailed computation of the Make-Whole Amount (as defined in Section 2.06).  If the Company elects to redeem the Series M Bonds prior to the Par Call Date (as defined in Section 2.06), it will do so at a redemption price equal to the principal amount of the Series M Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series M Bonds on or after the Par Call Date, it  will  do so at  a  redemption price equal to one hundred percent (100%) of the principal amount of the Series M Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

If the Company elects to redeem less than all of the Series M Bonds, the Trustee shall select on a pro rata basis the particular Series M Bonds, or portions of them, to be redeemed.

Notice of redemption shall be given to the Holder of the Series M Bonds.  On and after the date of redemption of the Series M Bonds (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the Series M Bonds, or the portions of them so called for redemption, shall cease to accrue.

The Series M Bonds are not otherwise subject to redemption.

Section 2.06.

Definitions Applicable to Redemption Provisions.

The “Make-Whole Amount,” as calculated by the Company, shall mean, with respect to any Series M Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments through the Par Call Date with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.

The “Called Principal” means, with respect to any Series M Bond, the principal of such Series M Bond that is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05, as the context requires.

The “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments through the Par Call Date with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

The “Par Call Date” means the date that is three months prior to the maturity date of the Series M Bonds.

The “Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Series M Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

The “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment through the Par Call Date with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment through the Par Call Date.

The “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

The “Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05, as the context requires.

The principal amount, if any, of the Series M Bonds to be redeemed pursuant to this Section 2.05 shall be selected on a pro rata basis from all Series M Bonds Outstanding on the date of redemption.

The Series M Bonds shall not be redeemable at the option of the Company prior to their Stated Maturity other than as provided in Section 2.05.

All calculations hereunder shall be the responsibility of the Company.

Section 2.07.

Place of Payment.  The principal and the redemption price of, and the premium, if any, and the interest on, the Series M Bonds shall be payable at the corporate trust office of The Bank of New York Mellon Trust Company, N.A., in New York, New York.

Section 2.08.

Transfer and Exchange of Series M Bonds.  The Series M Bonds may be surrendered for registration of transfer as provided in Section 305 of the Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of Series M Bonds of other authorized denominations.  Notwithstanding the provisions of Section 305 of the Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Series M Bonds or for the exchange of Series M Bonds for Securities of other authorized denominations.

Section 2.09.

Bond Purchase Agreements.  Reference is made to Sections 5 and 7 of the Bond Purchase Agreements for certain provisions governing the rights and obligations of the Company, the Trustee and the Holders of the Series M Bonds.  Such provisions are deemed to be incorporated in this Article II by reference as if set forth herein at length.

Section 2.10.

Restrictions on Transfer.  All Series M Bonds originally issued hereunder shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY DOING BUSINESS AS EVERSOURCE ENERGY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER  IS  EXEMPT FROM  THE  REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT    BY   THE    COMPANY   OF    A    CERTIFICATION   OF     THE

TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

All Series M Bonds issued upon transfer or exchange thereof shall bear such legend unless the Company shall have delivered to the Trustee an Opinion of Counsel which states that the Series M Bonds may be issued without such legend.  All Series M Bonds issued upon transfer or exchange of a Series M Bond or Series M Bonds which do not bear such legend shall be issued without such legend.  The Company may from time to time modify the foregoing restrictions on resale and other transfers, without the consent of but upon notice to the Holders, in order to reflect any amendment to Rule 144A under the Securities Act of 1933 or change in the interpretation thereof or practices thereunder.

Section 2.11.

Authentication and Delivery.  Upon the execution of this Twelfth Supplemental Indenture, the Series M Bonds shall be executed by the Company and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee pursuant to and upon a Company Request.

Section 2.12.

Default.  Pursuant to the Indenture (and notwithstanding any provision of Section 901 thereof to the contrary), for purposes of determining whether an Event of Default exists with respect to the Series M Bonds, any default in payment (whether due as a scheduled installment of principal or interest, or at original maturity or earlier redemption or acceleration, or otherwise) with respect to Securities of any other series which constitutes an Event of Default with respect to the Securities of such series shall also constitute an Event of Default with respect to the Series M Bonds.

ARTICLE III

AMENDMENT OF INDENTURE

Section 3.01.

Consent and Amendment to Section 1003 of the Indenture.  (a) Each holder of a Series M Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment of the Indenture by deleting “and” at the end of Section 1003(i), deleting the period at the end of Section 1003(j), adding “;” at the end of Section 1003(j), and adding the following clauses at the end of Section 1003 of the Indenture:

"(k)

in no event shall the Trustee be responsible or liable for special, indirect, or consequential or loss or damage of any kind whatsoever (including, but not limited to,   loss of profit) irrespective of whether the Trustee has been advised of the likelihood of   such loss or damage and regardless of the form of action; and

(l)

in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.”

(b)  The amendments contained in this Section 3.01 shall apply to and be effective with respect to the Series M Bonds from and after the Issue Date thereof.  The amendments contained in this Section 3.01 shall not become effective with respect to any other series of Securities until such series consents thereto or otherwise in accordance with Section 1302 of the Indenture.

Section 3.02.

Consent and Amendment of the Indenture by Adding Section 117.  (a) Each holder of a Series M Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment of the Indenture by adding the following Section 117:

“SECTION 117

WAIVER OF JURY TRIAL.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.”

(b)  The amendments contained in this Section 3.02 shall apply to and be effective with respect to the Series M Bonds from and after the issuance thereof.  The amendments contained in this Section 3.02 shall not become effective with respect to any other series of Securities until such series consents thereto or otherwise in accordance with Section 1302 of the Indenture.

Section 3.03.

Amendment of the Indenture by Adding Section 118.  (a)  The Indenture is hereby amended by adding the following Section 118:

“SECTION 118

FOREIGN ACCOUNT TAX COMPLIANCE ACT (FATCA).

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”) a foreign financial institution, issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to this Mortgage, the Company agrees (i) to provide to the Bank of New York Mellon Trust Company, N.A. sufficient information about the transaction (including any modification to the terms of such transaction) so The Bank of New York Mellon Trust Company, N.A. can determine whether it has tax related obligations under Applicable Law, and (ii) that The Bank of New York Mellon Trust Company, N.A. shall be entitled to make any withholding or deduction from payments under this Mortgage to the extent necessary to comply with Applicable Law for which The Bank of New York Mellon Trust Company, N.A. shall not have any liability.  The terms of this section shall survive the termination of this Mortgage.”

(b)  The amendments contained in this Section 3.03 shall apply to and be effective as to all series of Securities as of the execution of this Supplemental Indenture.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.

Effectiveness and Ratification of Indenture.  The provisions of this Twelfth Supplemental Indenture shall be effective from and after the execution hereof; and the Indenture, as hereby supplemented, shall remain in full force and effect.

Section 4.02.

Titles.  The titles of the several Articles and Sections of this Twelfth Supplemental Indenture shall not be deemed to be any part thereof, are inserted for convenience only and shall not affect any interpretation hereof.

Section 4.03.

Acceptance of Trust; Not Responsible for Recitals, Etc.  The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented, set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twelfth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  In general, each and every term and condition contained in Article Ten of the Indenture shall apply to and form part of this Twelfth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Twelfth Supplemental Indenture.

Section 4.04.

Successors and Assigns.  All covenants, provisions, stipulations and agreements in this Twelfth Supplemental Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and (subject to the provisions of the Bond Purchase Agreements) of the Holders and registered owners from time to time of the Securities issued and outstanding under and secured by the Indenture (except that the provisions of Article II hereof are and shall be for the sole and exclusive benefit of the Holders of the Series M Bonds).

Section 4.05.

Counterparts.  This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 4.06.

Governing Law.  The laws of the State of Connecticut shall govern this Twelfth Supplemental Indenture and the Series M Bonds, except to the extent that the validity or perfection of the lien of the Indenture, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of Connecticut; provided however that the rights and obligations of the Trustee shall be governed by the laws of the state in which the Corporate Trust Office is located.

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IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed, sealed and attested as of the day and year first above written.

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

By:

/S/ PHILIP J. LEMBO

Philip J. Lembo

Vice President and Treasurer

Executed, sealed and delivered by

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

in the presence of:

/S/ RICHARD J. MORRISON

/S/ MATTHEW J. BENSON

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:

/S/ TERESA PETTA

Name:  Teresa Petta

Title:    Vice President

Executed, sealed and delivered by

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee, in the presence of:

/S/ VALERE D. BOYD, VP

/S/ DANIEL MARROQUIN, VP

COMMONWEALTH OF MASSACHUSETTS

)

)  ss.:  Westwood

COUNTY OF NORFOLK

)

On this   9   day of          September              , 2015, before the undersigned officer, personally appeared Philip J. Lembo, who acknowledged himself to be the Vice President and Treasurer of Yankee Gas Services Company, a Connecticut corporation, doing business as Eversource Energy, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as such officers, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/S/ BARBARA J. MURPHY

Notary Public

My commission expires:   March 30, 2018  .

(SEAL)

ACKNOWLEDGMENT

A notary public or other officer completing this

certificate verifies only the identity of the individual

who signed the document to which this certificate is

attached, and not the truthfulness, accuracy, or validity

of that document.

State of California

County of Los Angeles

On  9/4/2015

 before me, Cynthia Cerda, Notary Public

(insert name and title of the officer)

Personally appeared Teresa Petta, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /S/ CYNTHIA CERDA

(Seal)

SCHEDULE A

ALL THE PROPERTY, RIGHTS, PRIVILEGES AND FRANCHISES AS SET FORTH IN THE FOLLOWING DESCRIPTIONS.

EXHIBIT A

[FORM OF FIRST MORTGAGE BOND, 3.35% SERIES M, DUE 2025]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY DOING BUSINESS AS EVERSOURCE ENERGY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT BY THE COMPANY OF A CERTIFICATION OF THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

Yankee Gas Services Company

doing business as Eversource Energy

First Mortgage Bonds,

3.35% Series M, Due 2025

CUSIP Number:

No. M - [      ]

Principal Amount:  $[

]

Stated Maturity of Principal:  September 1, 2025

Applicable Rate:   3.35%

Interest Payment Dates:

March 1 and September 1, commencing March 1, 2016 and at the Stated Maturity of the principal

Yankee Gas Services Company, doing business as Eversource Energy, a specially chartered Connecticut corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to  pay to  [___________],  or registered  assigns,  at  the Stated Maturity set forth above, the Principal Amount set forth above (or so much thereof as shall not have been paid upon prior redemption) and to pay interest (computed on the basis of  a  360-day year of twelve  30-day  months) thereon from the date of issuance hereof or from the most recent  Interest  Payment  Date  to which interest has been paid or duly provided for, on each Interest Payment Date set forth above in each year at the Applicable Rate set forth above.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities, as  defined  in  said  Indenture)  is  registered at the close of business on the Regular Record Date for such interest, which shall be the 1st day  of the calendar month next preceding such Interest Payment Date (or if such 1st day shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall  not  be  a  legal holiday or a day on which such institutions are so authorized to close).  Any such interest not so punctually paid or duly provided for shall be paid to the Person in whose name this Bond is registered on the Business Day immediately preceding the date of such payment.   If  all  or any portion of  the  principal of, or the premium (if any) or interest on, this Bond shall not be paid when due, the amount not so paid shall bear interest at the lesser of (x) the highest rate allowed by applicable law or (y) the greater of (i) the Prime Rate (as defined in the Bond Purchase Agreements) or  (ii)  the Applicable Rate plus 1% per annum.

The principal and the Redemption Price of, and  the  interest  on, this Bond shall be payable at the principal corporate trust office  of  The  Bank  of  New York  Mellon Trust  Company, N.A., in New York, New York.  All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Series  M  Bond is one of a duly authorized issue of Bonds of the Company designated as its “First Mortgage Bonds” (herein called the “Bonds”), issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust, dated as of July  1,  1989, as amended and restated as of January  1,  2014 (herein, together with  eleven Supplemental Indentures thereto dated respectively as of April 1, 1992, December 1, 1992, June 1, 1995, April 1, 1997, January 1, 1999, January 1, 2004, November 1, 2004, July 1, 2005, October  1,  2008, April  1,  2010, January 1, 2014, and the Twelfth Supplemental Indenture, dated as of September 1, 2015 (the “Twelfth Supplemental Indenture”), called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A.,  (formerly  known  as  The Bank of New York Trust Company, N.A.), successor as trustee to  The  Bank  of New York, successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture).  Reference is hereby made to the Indenture for a description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Holders of the Bonds, the Trustee and the Company, and the terms upon which the Bonds are, and are to be, authenticated and delivered.  All  capitalized  terms used  in  this Bond which are not defined herein shall have the respective meanings  ascribed thereto  in  the Indenture.  Reference is also made to the Bond Purchase Agreements, as defined in  the  Twelfth  Supplemental Indenture, for a further description of the respective rights of the Holders of the Series  M  Bonds, the Company and the Trustee, and the terms applicable to the Series M Bonds.

As provided in the Indenture, the Bonds are issuable in series which may vary as in the Indenture provided or permitted.  This Series M Bond is one of the series specified in its title.

The  Series  M  Bonds  are  not  subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

The Series M Bonds are subject to redemption at the option of the Company, prior to maturity, as a whole at any time or in part from time to time, in accordance with  the  provisions  of the Indenture, upon not less than thirty (30) days’ and not more than sixty (60) days’ prior notice (which notice may be made subject to the deposit  of  redemption  moneys  with  the Trustee before the date fixed for redemption).  Such notice shall specify (a) the date of such redemption, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable,  (d)  the estimated premium, calculated as of the day such notice is given and  (e)  the accrued interest applicable to such redemption.    Such notice of redemption shall also certify  all facts, if  any, which are conditions precedent to any such redemption and shall conform to the requirements in the Indenture.  Notice of redemption having been so given, the aggregate principal amount of the Series M Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice (unless the notice is made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  Two Business Days prior to the redemption date specified in such notice of optional redemption, the  Company shall  provide  the Trustee and each Holder of a Series M Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second Business Day prior the redemption date, and a reasonably detailed computation of the Make-Whole Amount (as defined below).   If the Company elects to redeem the Series  M  Bonds prior to the Par Call Date (as defined below), it will do so at a redemption price equal to the principal amount of the Series M Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series  M  Bonds  on or after the Par Call Date, it will do so at a redemption price equal to one hundred percent (100%) of  the principal amount of the Series  M  Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

If the Company elects to redeem less than all of the Series M Bonds, the Trustee shall select on a pro rata basis the particular Series M Bonds, or portions of them, to be redeemed.

Notice of redemption shall be given to the Holder of the Series M Bonds.  On and after the Redemption Date (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the Series M Bonds, or the portions of them so called for redemption, shall cease to accrue.

The Series M Bonds are not otherwise subject to redemption.

The “Make-Whole Amount,” as calculated by the Company, shall  mean, with  respect  to any Series  M  Bond, an  amount equal to  the excess, if any, of the Discounted Value of the Remaining Scheduled Payments through the Par Call Date with respect to the Called Principal of such  Bond  over  the  amount  of  such Called  Principal, provided that  the Make-Whole Amount may in no event be less than zero.

The “Called Principal” means, with respect to any Series M Bond, the principal of such Series  M  Bond that  is  to be prepaid  or has become or is declared to be immediately due and payable pursuant to Section 2.05 of the Twelfth Supplemental Indenture, as the context requires.

The “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments through the Par Call Date with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

The “Par Call Date” means the date that is three months prior to the maturity date of the Series M Bonds.

The  “Reinvestment Yield”  means, with   respect  to  the  Called Principal of any Bond, 0.50% over  the  yield  to  maturity  implied by the yield(s) reported as of  10:00 a.m.   (New  York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or  such  other  display  as  may replace Page PX1) on Bloomberg Financial Markets  for  th e most  recently  issued actively traded on-the-run U.S. Treasury securities (“Reported”) having  a  maturity  equal  to  the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported  having  a  maturity  equal  to such  Remaining  Average  Life, then  such  implied  yield  to maturity will be determined by  (a ) converting  U.S.  Treasury  bill quotations to bond equivalent yields in accordance with accepted financial practice and  (b)  interpolating  linearly  between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities  (1)  closest to  and greater than such  Remaining  Average  Life  and  (2)  closest to and less than such Remaining Average Life. The  Reinvestmen t Yield  shall  be rounded to  the  number of decimal places as appears in the interest rate of the applicable Bond.

If  such  yields  are  not Reported  or  the yields Reported as of such time are not ascertainable  (including  by  way of interpolation),  then  “Reinvestment Yield”  means,  with respect to the Called Principal of any  Series M  Bond,  0.50%  over  the  yield  to maturity implied by the U.S. Treasury constant  maturity  yields  reported, for  the  latest  day  for  which such yields have been so reported as  of  the second  Business  Day  preceding  the Settlement Date with  respect to  such  Called  Principal, in  Federal  Reserve  Statistical  Release H.15  (or  any  comparable  successor  publication)  for  the  U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is  no  such  U.S.  Treasury  constant  maturity having  a  term  equal  to  such  Remaining  Average  Life, such  implied yield to maturity will be determined by  interpolating  linearly  between  (1)  the  U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and  (2)  the  U.S. Treasury  constant maturity so reported with the term closest to and less than such Remaining  Average  Life.   The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

The  “Remaining  Average  Life”  means,  with respect to  any Called Principal,  the  number of years obtained by dividing  (i)  such Called  Principal  into (ii)  the  sum  of  the products obtained by multiplying  (a)  the principal component of each  Remaining  Scheduled  Payment through the Par Call Date with respect to such Called Principal by  (b)  the  number of  years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the  Settlement  Date  with respect  to  such Called  Principal and the scheduled due date of such Remaining Scheduled Payment through the Par Call Date.

The “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with  respect  to such Called  Principa l if  no  payment  of  such  Called  Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest  payments are  due  to  be  made  under  the  Bonds, then  the  amount  of  the  next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

The  “Settlement Date”  means, with respect  to  the  Called  Principal  of any Bond, the date on which such Called Principal  is  to  be  prepaid  or has become or is declared to be immediately due and payable pursuant to Section 2.05 of the Twelfth Supplemental Indenture, as the context requires.

If an Event of Default, as defined in the Indenture, shall occur, the principal of the Series M Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Bond Purchase Agreements.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and  the  modification  of  the  rights  and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of a majority  in  aggregate principal  amount  of  the  Bonds of  all series at the time Outstanding affected by such modification.  The Indenture also contains provisions permitting the Holders of specified percentages  in  principal  amount  of  Bonds  at  the  time Outstanding on behalf of the Holders of all the  Bonds, to  waive  compliance  by  the  Company  with certain provisions of the Indenture and certain  past  defaults  under the  Indenture  and  their  consequences.  Any  such  consent  or  waiver agreed to as set forth above by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in  exchange  hereof  or  in  lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No  reference  herein  to  the  Indenture  and  no  provision of this Bond or of the Indenture shall  alter  or  impair  the  obligation  of  the  Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, places and rates, and in the coin or currency, herein prescribed.

The Bond is transferable by the registered Holder hereof in person or by attorney upon surrender  hereof  at  the  office  or  agency  of  the  Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the Holder, and a new Bond or Bonds of this series for a like principal amount in authorized denominations  will  be  issued  in exchange, all  as  provided in  the Indenture.   Prior to due presentment for registration  of  transfer of  this  bond  the  Company and the Trustee may deem and treat  the  registered  owner  hereof  as  the  absolute  owner  hereof, whether or not this bond be overdue,  for  the  purpose  of  receiving  payment  and  for  all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

The Bond is exchangeable at the option of the registered Holder hereof upon surrender hereof,  at  the  office  or  agency  of  the  Company in the Borough of Manhattan, New York, New York, for an equal principal amount of Bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

No  service  charge  shall  be made  for  any transfer or exchange hereinbefore referred to, but the  Company  may  require  payment  of  a  sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The  Company,  the  Trustee  and  any  agent  of  the  Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each  holder of  a Series  M  Bond, solely by virtue of its acquisition thereof, including as an owner of  a  book-entry  interest therein, has  and  has been deemed to have consented, without the need  for  any  further  action  or  consent by such holder, to the amendment and restatement of the Indenture  in  the  form  set  forth  in Exhibit B to the 11th Supplemental Indenture dated as of January 1, 2014.

Unless the certificate of authentication hereon has been executed by the Trustee or Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated: __________________

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

By:

Philip J. Lembo

Vice President and Treasurer

Attest:

[Signature page for Yankee Gas Services Company, First Mortgage Bond, 3.35% Series M, Due 2025]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A., as Trustee

Dated: __________________

By:

Authorized Officer

[Authentication page for Yankee Gas Services Company, First Mortgage Bond, 3.35% Series M, Due 2025]